Investments in Associates	12 Months Ended
Dec. 31, 2022
Investment in Associates [Abstract]
Investments in Associates	Investments in Associates
Gelesis
Gelesis was founded by PureTech and raised funding through preferred shares financings as well as issuances of warrants and loans. As of July 1, 2019, Gelesis was deconsolidated from the Group’s financial statements. While the Group no longer controls Gelesis, it was concluded that PureTech still has significant influence over Gelesis and as such Gelesis is accounted for as an associate under IAS 28 in the consolidated financial statements.
Upon the date of deconsolidation, PureTech held preferred shares and common shares of Gelesis and warrants issued by Gelesis to PureTech. PureTech’s investment in common shares of Gelesis is subject to equity method accounting. See table below for the Group's share in the profits and losses of Gelesis for the periods presented.
The preferred shares and warrants held by PureTech fell under the guidance of IFRS 9 and were treated as financial assets held at fair value, where changes to the fair value of the preferred shares and warrants were recorded through the Consolidated Statement of Comprehensive Income/(Loss). See Note 5 above.
Years ended December 31, 2020 and 2021
During the years ended December 31, 2021 and 2020, the Group recorded its share in the losses of Gelesis. In 2020 the Group's investment in associates accounted for under the equity method was reduced to zero. Since the Group had investments in Gelesis warrants and preferred shares that were deemed to be Long-term interests, the Company continued recognizing its share in Gelesis losses while applying such losses to its preferred share and warrant investment in Gelesis accounted for as an investment held at fair value. In 2021, the total investment in Gelesis, including the Long-term interests, was reduced to zero. Since the Group did not incur legal or constructive obligations or made payments on behalf of Gelesis, the Group discontinued recognizing equity method losses in 2021. As of December 31, 2021, unrecognized equity method losses amounted to $38.1 million, which included $0.7 million of unrecognized other comprehensive loss.
During 2021, due to exercise of stock options into common shares in Gelesis the Group's equity interest in Gelesis was reduced from 47.9 percent at December 31, 2020 to 42.0 percent as of December 31, 2021. The gain resulting from the issuance of shares to third parties and the resulting reduction in the Group's share in the accumulated deficit of Gelesis under the equity method was fully offset by the unrecognized equity method losses.
Backstop agreement – 2022 and 2021
On December 30, 2021, PureTech signed a Backstop agreement with Capstar according to which PureTech had committed to acquire Capstar class A common shares immediately prior to the closing of the business combination between Gelesis and Capstar, in case subsequent to the redemptions of Capstar shares being completed, the Available Funds, as defined in the agreement, were less than$15.0 million. PureTech had committed to acquire two thirds of the necessary shares at $10 per share so that the Available Funds increase to $15.0 million. According to the Backstop agreement, in case PureTech were required to acquire any shares under the agreement, PureTech would receive an additional 1,322,500 class A common shares of Capstar (immediately prior to the closing of the business combination) at no additional consideration.
The Company determined that such agreement meets the definition of a derivative under IFRS 9 and as such should be recorded at fair value with changes in fair value recorded through profit and loss. The derivative was initially recorded at fair value adjusted to defer the day 1 gain equal to the difference between the fair value of $11.2 million and transaction price of zero on the effective date and as such was initially recorded at zero. The deferred gain was amortized to Other income (expense) in the Consolidated Statement of Income (loss) over the period from the effective date until settlement date, January 13, 2022. During the years ended December 31, 2022 and 2021, the Group recognized income of $10.4 million and $0.8 million, respectively for the amortization of the deferred gain. During the year ended December 31, 2022 the Group recognized a loss of $2.8 million in respect of the decrease in the fair value of the derivative until date of settlement, resulting in a net gain of $7.6 million recorded during the year ended December 31, 2022 in respect of the Backstop agreement. The gain was recorded in the line item Other Income/(expense) in the Consolidated Statements of Comprehensive Income/(Loss). The fair value of the derivative on the date of settlement in the amount of $8.4 million represents an additional investment in Gelesis as part of the SPAC transaction described below.
On January 13, 2022, as part of the conclusion of the aforementioned Backstop agreement, the Group acquired 496,145 class A common shares of Capstar for $5.0 million and received an additional 1,322,500 common A shares of Capstar for no additional consideration.
2022
Share exchange – Capstar
On January 13, 2022, Gelesis completed its business combination with Capstar Special Purpose Acquisition Corp ("Capstar"). As part of the business combination, all shares in Gelesis, common and preferred, including the shares held by PureTech, were exchanged for common shares of the merged entity and unvested common shares that will vest upon the stock price of the new combined entity reaching certain target prices (hereinafter "Earn-out shares"). In addition, PureTech invested $15.0 million in the class A common shares of Capstar as part of the PIPE transaction that took place immediately prior to the closing of the business combination and an additional $5.0 million, as part of the Backstop agreement described above. Pursuant to the business combination, Gelesis became a wholly-owned subsidiary of Capstar and Capstar changed its name to Gelesis Holdings, Inc., which began trading on the New York Stock Exchange under the ticker symbol "GLS" on January 14, 2022. Following the closing of the business combination, the PIPE transaction, the settlement of the aforementioned Backstop agreement with Capstar, and the exchange of all preferred shares in Gelesis to common shares in the new combined entity, PureTech holds 16,727,582 common shares of Gelesis Holdings Inc., which was equal to approximately 23.2% of Gelesis Holdings Inc's outstanding common shares at the time of the exchange. Due to PureTech's significant equity holding and voting interest in Gelesis, PureTech continues to maintain significant influence in Gelesis and as such continues to account for its Gelesis equity investment under the equity method.
Gelesis was deemed to be the acquirer in Gelesis Holdings Inc. and the financial assets and financial liabilities in Capstar were deemed to be acquired by Gelesis in consideration for the shares held by Capstar legacy shareholders. As such, the Group did not revalue the retained investment in Gelesis but rather treated the exchange as a dilution of its equity interest in Gelesis from 42.0 percent as of December 31, 2021 to 22.8 percent as of January 13, 2022 (including warrants that provide its holders access to returns associated with equity holders). After considering the aforementioned additional investments, the exchange of the preferred stock, previously accounted for as an investment held at fair value, to common stock (and representing an additional equity investment in Gelesis – See Note 5), the Earn-out shares received in Gelesis (see Note 5) and the offset of previously unrecognized equity method losses, the net gain recorded on the dilution of interest amounted to $28.3 million.
Impairment
Following Gelesis’s decline in its market price in 2022 and its lack of liquidity, the Group recorded an impairment loss of $8.4 million as of December 31, 2022 in respect of its investment in Gelesis. The recoverable amount of the investment in Gelesis was $4.9 million as of December 31, 2022, which was determined based on fair value less costs to sell (costs to sell were estimated to be insignificant). Fair value was determined based on level 1 of the fair value hierarchy as Gelesis shares were traded on an active market as of December 31, 2022.
The impairment loss was presented separately in the Consolidated Statement of Comprehensive Income/ (loss) for the year ended December 31, 2022 in the line item Impairment of investment in associate.
Sonde
On May 25, 2022, Sonde completed a Series B Preferred Share financing. As a result of the aforementioned financing, the Group's voting interest was reduced below 50% and the Group lost its control over Sonde and as such ceased to consolidate Sonde on the date the round of financing was completed. See Note 5 above for further details.
Following deconsolidation, the Group has significant influence in Sonde through its voting interest in Sonde and its remaining representation on Sonde's Board of Directors. The Group's voting interest at date of deconsolidation and as of December 31, 2022 was 48.2% and 40.17%, respectively. The Group holds Preferred A-1, A-2 and B shares. The Preferred A-1 shares, in substance, have the same terms as common stock and as such provide their shareholders with access to returns associated with a residual equity ownership in Sonde. Consequently, the investment in Preferred A-1 shares is accounted for under the equity method. The Preferred A-2 and B shares, however, do not provide their shareholders with access to returns associated with a residual equity interest and as such are accounted for under IFRS 9, as investments held at fair value. See Note 5.
The fair value of the Preferred A-1 shares on the date of deconsolidation amounted to $7.7 million, which is the initial value of the equity method investment in Sonde. When applying the equity method, the Group records its share of the losses in Sonde based on its equity interest in Sonde. Since only the common shares and Preferred A-1 shares in Sonde represent a residual equity interest and PureTech is the sole holder of the Preferred A-1 shares, the Group's share in Sonde's equity is 93.6%.
During the year ended December 31, 2022 the Company recorded $3.4 million of equity method losses in respect of Sonde.
The following table summarizes the activity related to the investment in associates balance for the years ended December 31, 2022 and 2021.

Investment in Associates	$000's
As of January 1, 2021	—
Share of net loss in Gelesis - limited to net investment amount	(73,703)
Share of losses recorded against Long Term Interests (LTIs)	73,703
As of December 31, 2021 and January 1, 2022	—
Cash investment in associate	19,961
Additional investment as a result of backstop settlement (see above)	8,424
Gain on dilution of interest in associate (*)	13,793
Investment in Sonde - deconsolidation	7,680
Share in net loss of associates	(27,749)
Reversal of equity method losses recorded against LTIs (due to decrease in LTI fair value)	(4,406)
Share in other comprehensive loss of associates	(166)
Impairment	(8,390)
As of December 31, 2022	9,147
*    Gain on dilution of interest was further increased due to the receipt of Gelesis earn out shares accounted for as investments held at fair value (see above).

Summarized financial information
The following table summarizes the financial information of Gelesis as included in its own financial statements, adjusted for fair value adjustments at deconsolidation and differences in accounting policies. The table also reconciles the summarized financial information to the carrying amount of the Company’s interest in Gelesis.

	2022 $000s	2021 $000s
As of and for the year ended December 31,
Percentage ownership interest	22.5%	42.0%
Non-current assets	333,040	357,508
Current assets	23,495	66,092
Non-current liabilities	(99,053)	(120,786)
Current liabilities	(80,010)	(537,432)
Non controlling interests and options issued to third parties	(46,204)	(14,216)
Net assets (deficit) attributable to shareholders of Gelesis Inc.	131,268	(248,834)
Group's share of net assets (net deficit)	29,504	(104,527)
Goodwill	3,858	7,211
Impairment	(28,452)	(37,495)
Equity method losses recorded against Long-term Interests	—	96,709
Unrecognized equity method losses (*)	—	38,101
Investment in associate	4,910	—
	2022 $000s	2021 $000s	2020 $000s

Revenue	25,767	11,185	21,442
Loss from continuing operations (100%)	(111,567)	(271,430)	(71,157)
Total comprehensive loss (100%)	(112,285)	(273,005)	(70,178)
Group's share in net losses - limited to net investment amount (**)	(24,306)	(73,703)	(34,117)
Group's share of total comprehensive loss - limited to net investment amount	(24,472)	(73,703)	(33,648)
*    Unrecognized equity method losses includes unrecognized other comprehensive loss of $0.7 million for the year ended December 31, 2021.
**    For the year ended December 31, 2022 includes $4.4 million reversal of equity method losses recorded against Long-Term Interest (LTI) due to the decrease in fair value of such LTI.

Subsequent to balance sheet date, on April 10, 2023, the NYSE commenced proceedings to delist the common stock of Gelesis from the NYSE due to Gelesis ceasing to meet certain conditions to trade on such stock exchange. Trading in Gelesis’s common stock was suspended immediately, and it was subsequently delisted from the NYSE. The common stock of Gelesis is currently available for trading in the over-the-counter (“OTC”) market under the symbol GLSH.
In addition, in April 2023 (subsequent to balance sheet date) PureTech submitted a non-binding proposal to acquire all of the outstanding equity of Gelesis. Negotiations related to the proposal and any potential deal remain ongoing and are subject to, among other things, approval of any definitive transaction by independent committees of the boards of both Gelesis and PureTech.
See note 16 for the note issued to the Group by Gelesis and see Note 26 for additional details, including information related to an additional note issued by Gelesis to the Group subsequent to balance sheet date.